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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 31, 2001


                           MFN Financial Corporation
              (Exact name of registrant as specified in charter)

                          ___________________________



           Delaware                      1-10176                 36-3627010
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)


            100 Field Drive                         60045
         Lake Forest, Illinois                   (Zip Code)
(Address of principal executive offices)



      Registrant's telephone number, including area code:  (847) 295-8600


                                      n/a
         (Former name or former address, if changed since last report)
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Item 9.  Regulation FD Disclosure.
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     MFN Financial Corporation ("MFN") is currently undergoing an Internal
Revenue Service ("IRS") examination for the 1993 - 1997 fiscal years. MFN has received the IRS's proposed adjustments, which are not expected to have a material effect on MFN's financial position or results of operations. If the IRS's proposed adjustments are final, the effect of the examination matters for such years through the 2000 fiscal year could require substantial tax payments which are expected to be recoverable through deductions in future years.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 31, 2001              MFN Financial Corporation


                                 By:   /s/ Jeffrey B. Weeden
                                       -------------------------------------
                                 Its:  President and Chief Executive Officer
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